THIRD AMENDMENT TO REIMBURSEMENT AGREEMENT

       This Amendment, dated as of September 1, 2000, amends the Reimbursement Agreement, dated as of September 8, 1999, and amended as of November 30, 1999 and as of March 15, 2000, among ACE Limited ("Parent"), ACE Bermuda Insurance Ltd. ("ACE Bermuda"), Tempest Reinsurance Company Limited ("Tempest"), the Banks party thereto, Deutsche Bank AG, New York and/or Cayman Islands Branches and Fleet National Bank, as Documentation Agents, and Mellon Bank, N.A., as Issuing Bank and Administrative Agent (the "Agreement").

       Parent, the Issuing Bank and the Required Banks (as defined in the Agreement) hereby agree that the Agreement shall be amended as follows:

       1. The definition of the term "Adjusted Consolidated Debt" appearing in Section 1.01 of the Agreement is hereby amended by deleting clause (ii) in its entirety and replacing it as follows: "(ii) to the extent exceeding an amount equal to 15% of Total Capitalization, the then issued and outstanding amount of Preferred Securities (other than any Mandatorily Convertible Securities).

       2. Section 1.01 of the Agreement is hereby amended by deleting the definition of the term "Consolidated Tangible Net Worth" appearing therein and inserting in lieu thereof the following definition:

                "Consolidated Net Worth" means at any date the Consolidated stockholders' equity of the Parent and its Consolidated Subsidiaries determined as of such date, provided that such determination for purposes of Section 5.04 shall be made without giving effect to adjustments pursuant to Statement No. 115 of the Financial Accounting Standards Board of the United States of America.

       3. Each of the definitions of the respective terms "Debenture" and "Special Purpose Trust" appearing in Section 1.01 of the Agreement is hereby amended by inserting therein, immediately prior to the period at the end thereof, the phrase "and common securities of such Special Purpose Trust".

       4. The definition of the term "Debt" appearing in Section 1.01 of the Agreement is hereby amended by inserting, immediately after the phrase "any Equity Interests" appearing therein, the parenthetical phrase "(except for obligations to pay for Equity Interests within customary settlement periods)".

       5.  The definition of the term "Equity Issuance" appearing in
Section 1.01 of the Agreement shall be deleted in its entirety.

       6. The definition of the term "Mandatorily Convertible Preferred Securities" appearing in Section 1.01 of the Agreement is hereby amended by deleting the definition in its entirety and replacing it as follows:
"Mandatorily Convertible Preferred Securities" means units comprised of
(i) Preferred Securities or preferred shares of Parent and (ii) a contract for the sale of ordinary shares of the Parent (including "Feline Prides(TM)", "Rhinos(TM)" or any substantially similar securities).

       7. The definition of the term "Net Cash Proceeds" appearing in
Section 1.01 of the Agreement shall be deleted in its entirety.

       8. The definition of the term "Responsible Officer" appearing in
Section 1.01 of the Agreement is hereby amended by inserting after the term "Chief Financial Officer," and before the term "Treasurer" the term "Chief Accounting Officer".

       9. Section 1.01 of the Agreement is hereby amended by inserting the following definition: "Significant Subsidiary" means a Subsidiary of Parent that is a "significant subsidiary" of the Parent under Regulation S-X promulgated by the Securities and Exchange Commission.

       10. The definition of the term "Total Capitalization" appearing in
Section 1.01 of the Agreement is hereby amended by inserting therein, immediately after the phrase "Preferred Securities" appearing therein, the parenthetical phrase "(including Mandatorily Convertible Preferred Securities)".

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       11. Section 2.02(g) of the Agreement is hereby amended by deleting the phrase "prior to the tenth Business Day of each month" appearing therein and inserting in lieu thereof the phrase "prior to the tenth Business Day of each calendar quarter", by deleting the phrase "during the preceding month" appearing therein and inserting in lieu thereof the phrase "during the preceding calendar quarter" and by deleting the phrase "during such month" appearing therein and inserting in lieu thereof the phrase "during such calendar quarter".

       12. Section 4.01(j) of the Agreement is hereby amended by deleting the provision in its entirety and replacing it with the following: "(j) Margin Stock will constitute less than 25% of the value of those assets of any Account Party which are subject to any limitation on sale, pledge or other disposition hereunder."

       13. To correct a typographical error in the Agreement, the last sentence of Section 2.11(a) of the Agreement is hereby amended by changing the words "this subsection (b)" to "this subsection (a)" and by changing the words "in subsection (c)" to "in subsection (b)".

       14. Section 5.01(i) of the Agreement is hereby amended by inserting after the phrase "applying to" and before the phrase "companies generally" the following: "insurance".

       15. Section 5.02(d) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following: "(d) Sales, Etc., of Assets. Sell, lease, transfer or otherwise dispose of or permit any other Account Party to sell, lease, transfer or otherwise dispose of, all or substantially all of its assets (excluding sales of investment securities in the ordinary course of business)." To reflect the amendment made in the foregoing sentence, Section 5.02(c)(iii) of the Agreement is hereby amended to delete the words "(other than clause (ii) thereof)", which words referred to former clause (ii) of Section 5.02(d).

       16. Section 5.02(a) of the Agreement is hereby further amended by deleting, in clause (ix) thereof, the phrase "10% of Consolidated Tangible Net Worth" and inserting in lieu thereof the phrase "5% of Consolidated Net Worth".

       17. Section 5.04 of the Agreement is hereby amended by deleting paragraphs (a) and (b) appearing therein and inserting in lieu thereof the following:

                (a) Adjusted Consolidated Debt to Total Capitalization Ratio. Maintain at all times a ratio of Adjusted Consolidated Debt to Total Capitalization of not more than 0.35 to 1.

                (b) Consolidated Net Worth. Maintain at all times Consolidated Net Worth in an amount equal to the sum of (i) $3,600,000,000 plus (ii) 25% of Consolidated Net Income for each fiscal quarter of the Parent ending on or after March 31, 2000 for which such Consolidated Net Income is positive.

       18. Section 6.01(e) of the Agreement shall be amended by deleting the term "Subsidiaries" each time it is used therein and replacing it with the term "Significant Subsidiaries" and by deleting the term "Subsidiary" each time it is used therein and replacing it with the term "Significant Subsidiary".

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       19. The entire Agreement shall be amended by deleting the word "the"
each time it appears before the phrase "Special Purpose Trust" and replacing it with the word "a" or "such" as the context requires.

       20. The definition of the term "Base Rate" in Section 1.01 of the Agreement is hereby amended by inserting at the end thereof the words "or, if higher on the day in question, 1/2 of 1% above the Federal Funds Rate".

              This Amendment shall become effective with respect to the Agreement on the date on which the Administrative Agent has received counterparts hereof (by facsimile or otherwise) signed by the Parent, the Issuing Bank and the Required Banks, except that the last sentence of the next succeeding paragraph hereof shall become effective upon execution of counterparts hereof by all of the Banks listed on the signature pages of this Amendment. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

              As contemplated by Section 2.17 of the Agreement, the Parent has requested the Banks to consent to the extension of the Expiration Date under the Agreement from September 6, 2000 to September 5, 2001. Each of the Banks other than Societe Generale has indicated its consent to such extension. As contemplated by Section 2.17 of the Agreement, the Parent has designated Royal Bank of Canada as a Replacement Bank for Societe Generale and, accordingly, upon execution of this Amendment by Royal Bank of Canada, Royal Bank of Canada shall become a Bank party to the Agreement for all purposes of the Agreement and Societe Generale shall cease to be a Bank party to the Agreement. In addition, Bank One, NA and the Parent desire that Bank One, NA become a Bank party to the Agreement and certain Banks desire that their respective LC Commitment Amounts be changed. Accordingly, upon its execution of a counterpart of this Amendment Bank One, NA shall become a Bank party to the Agreement for all purposes of the Agreement. The definition of the term "Bank" in the Agreement is deemed to be amended so that each of Bank One, NA and Royal Bank of Canada is a Bank under the Agreement, the Domestic Lending Office and address for notices for each such Bank being set forth on part 2 of Schedule I to this Amendment. Each of the Banks executing a counterpart of this Agreement agrees that its LC Commitment Amount shall be the amount set forth opposite its name on
Schedule I to this Amendment, which Schedule I shall be deemed to amend
Schedule I to the Agreement, and the respective Letter of Credit Participating Interests in outstanding Letters of Credit shall be adjusted accordingly. Each of the Banks executing this Agreement, by its execution hereof, hereby consents to the extension of the Expiration Date under the Agreement to September 5, 2001. The provisions of this paragraph shall be effective (including for purposes of calculating fees) as of September 6, 2000.

              This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


ACE LIMITED

The Common Seal of ACE Limited was
hereunto affixed in the presence of:


_______________________________________
Chief Financial Officer


_______________________________________
Secretary

                                     MELLON BANK, N.A., as Administrative
                                     Agent, Issuing Bank and Bank


                                     By: _______________________________________

                                     Title:_____________________________________


                                     DEUTSCHE BANK AG, NEW YORK AND/OR
                                     CAYMAN ISLANDS BRANCHES


                                     By:________________________________________

                                     Title:_____________________________________



                                     FLEET NATIONAL BANK


                                     By:________________________________________

                                     Title:_____________________________________



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                                     THE BANK OF BERMUDA, LIMITED


                                     By: _______________________________________

                                     Title:_____________________________________


                                     THE BANK OF NEW YORK


                                     By:________________________________________

                                     Title:_____________________________________


                                     BANQUE NATIONALE DE PARIS


                                     By:________________________________________

                                     Title:_____________________________________


                                     BANK ONE, NA (Main Office Chicago)


                                     By:________________________________________

                                     Title:_____________________________________


                                     ROYAL BANK OF CANADA


                                     By:________________________________________

                                     Title:_____________________________________

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